UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                    ----------

                                     FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of The
                       Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 31, 2005

                                    GCI, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-5890                         91-1820757
---------------               ----------------------               ------------
(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        No.)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On August 31, 2005, GCI, Inc.'s parent company, General Communication, Inc.
(GCI), finalized a $215,000,000 Amended and Restated Senior Secured Credit Facility ("amended Senior Credit Facility"). The amended Senior Credit Facility includes a $160,000,000 term loan ("Term Loan") and a $55,000,000 revolving credit facility ("Revolving Credit Facility") with a $25,000,000 sublimit for letters of credit. Proceeds will be used to pay down the current Senior Credit Facility and the Satellite Transponder Capital Lease with the remainder used to pay financing fees. The amended Senior Credit Facility reduces the interest rate for the Term Loan from LIBOR plus 2.25% to LIBOR plus 1.50%. The Term Loan rate reduction and the pay down of the Satellite Transponder Capital Lease will reduce interest expense by approximately $2 million per year.


     The Term Loan will mature on August 31, 2012 and the Revolving Credit Facility will mature on August 31, 2011. GCI will repay the Term Loan $400,000 per quarter beginning September 30, 2005. The remaining balance of $149,600,000 will be repaid in two equal installments during the seventh year of the agreement. Loans outstanding under the Revolving Credit Facility will be repaid on the maturity date.

     Because a portion of the amended Senior Credit Facility is a substantial modification of the May 21, 2004 Senior Credit Facility and the Satellite Transponder Capital Lease, GCI will recognize approximately $1.8 million in Amortization and Write-off of Loan and Senior Notes Fees during the three months ended September 30, 2005. Remaining deferred costs of $0.4 million will continue to be amortized over the life of the amended Senior Credit Facility. Additionally, GCI will recognize a charge of approximately $2.9 million during the three months ended September 30, 2005 due to the early termination of the Satellite Transponder Capital Lease.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GCI, INC.
                                          ---------------------------
                                                  (Registrant)

Date: August 31, 2005


                                          By /s/
                                          Name:  John M. Lowber
                                          Title: Secretary, Treasurer and
                                                 Director
                                                 (Principal Financial and
                                                 Accounting Officer)